UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )
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Filed by a Party other than the Registrant ☐

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CECIL BANCORP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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127 North Street
Elkton, Maryland 21921-5547

March 8, 2013

Dear Fellow Shareholder:

We cordially invite you to attend our 2013 Annual Meeting of Shareholders to be held at the offices of Venable LLP, 750 East Pratt Street, Suite 900, Baltimore, Maryland, on Wednesday, April 17, 2013 at 9:00 a.m., Eastern Time.

This year, we are again pleased to be using the new Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing shareholders of record a Notice of Internet Availability instead of a paper copy of this proxy statement and our 2012 Annual Report.  The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2012 Annual Report and a proxy card.

The Annual Meeting has been called for the following purposes:

•	Election of two directors;
•	Approval of a non-binding advisory resolution on executive compensation; and
•	Consideration of any other matters as may properly come before the Annual Meeting or any adjournments.

At our Annual Meeting, we will discuss highlights of the past year. Our 2012 results are presented in detail in the 2012 Annual Report which is also available on the Internet. Directors and officers, as well as representatives of Stegman & Company, Cecil Bancorp’s independent registered public accounting firm, will be present to respond to any questions shareholders may have.

Your Board of Directors recommends that you vote “FOR” the election of the Board’s nominees for directors and “FOR” approval of the non-binding advisory resolution on executive compensation. Your vote is important. Please complete the proxy card and return it in the enclosed, postage-paid envelope. Thank you for investing in Cecil Bancorp.

Sincerely,

/s/ William H. Cole, IV	/s/ Mary B. Halsey

William H. Cole, IV	Mary B. Halsey
Chairman of the Board	President

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING	1
QUESTIONS AND ANSWERS	2
PROPOSAL I – ELECTION OF DIRECTORS	5
Director Nominees	5
Directors Continuing in Office	6
CORPORATE GOVERNANCE	7
Director Independence	7
Board Leadership Structure and Role in Risk Oversight	8
Board Meetings and Committees	8
Code of Ethics	10
VOTING SECURITIES OWNED BY DIRECTORS AND EXECUTIVE OFFICERS	10
DIRECTOR AND EXECUTIVE COMPENSATION	11
Director Compensation	11
Summary Compensation Table	12
Outstanding Equity Awards at December 31, 2012	13
Retirement, Severance and Change in Control Agreements	14
EQUITY COMPENSATION PLAN INFORMATION	15
PROPOSAL II – ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION	15
CERTAIN TRANSACTIONS	16
OWNERS OF MORE THAN 5% OF CECIL BANCORP’S VOTING SECURITIES	17
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
PREAPPROVAL OF SERVICES	19
REPORT OF THE AUDIT COMMITTEE	19
OTHER MATTERS	20
SHAREHOLDER PROPOSALS AND COMMUNICATIONS	20
ANNUAL REPORT ON FORM 10-K	21

i

Cecil Bancorp, Inc.
127 North Street
Elkton, Maryland 21921-5547

NOTICE OF ANNUAL MEETING
April 17, 2013

The Annual Meeting of Shareholders of Cecil Bancorp, Inc. will be held at Venable LLP, 750 East Pratt Street, Suite 900, Baltimore, Maryland, on Wednesday, April 17, 2013 at 9:00 a.m., Eastern Time.

The Annual Meeting is for the purpose of considering and acting upon the:

•	election of two directors;
•	approval of a non-binding advisory resolution on executive compensation; and
•	consideration of any other matters as may properly come before the Annual Meeting or any adjournments.

Your Board of Directors recommends a vote “FOR” the election of the two directors nominated and a vote “FOR” approval of the non-binding advisory resolution on executive compensation.  The Board is not aware of any other business to come before the Annual Meeting.

Only holders of record at the close of business on March 1, 2013 of shares of the Common Stock and other classes of capital stock entitled to vote with the Common Stock will be entitled to vote at the Annual Meeting and any adjournments or postponements. A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. Whether or not you attend the meeting in person, it is important that your shares be represented and voted. Please vote by completing, signing and dating your proxy card, and returning it as soon as possible in the enclosed, postage-paid envelope. You may change your proxy later or vote in person at the meeting, if you wish.

The proxy statement, proxy card, Cecil Bancorp’s 2012 Annual Report, which includes its Annual Report on Form 10-K for the 2012 fiscal year, are first being distributed or made available on or about March 8, 2013.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sandra D. Feltman

Sandra D. Feltman
Secretary
Elkton, Maryland
March 8, 2013

Important Notice Regarding Internet
Availability of Proxy Materials
For the Shareholder Meeting to be
Held on April 17, 2013
The Proxy Statement and Annual Report to
Shareholders are available at
http://www.proxyvote.com

PROXY STATEMENT
QUESTIONS AND ANSWERS

Q:	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?
A:
This year, we are again pleased to be using the Securities and Exchange Commission’s rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing shareholders of record a Notice of Internet Availability about the Internet availability of the proxy materials instead of a paper copy of the proxy materials.  All shareholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice. In addition, the notice contains instructions on how you may request to access proxy materials in printed form by mail or electronically on an ongoing basis.

Q:	What am I voting on?
A:	You are voting on:
Proposal I—Election of the following directors: Matthew G. Bathon and Arthur S. Hock (See page 5); and
Proposal II—Advisory (non-binding) vote on executive compensation (Page 15).

Q:	How does the Board recommend that I vote?
A:	The Board of Directors recommends that you vote "FOR" the election of its two nominees and "FOR" approval of the non-binding resolution on executive compensation.

Q:	Who is entitled to vote at the Annual Meeting?
A:
Shareholders of record of Cecil Bancorp’s Common Stock and Mandatory Convertible Cumulative Junior Preferred Stock, Series B (the “Series B Preferred Stock”) as of the close of business on March 1, 2013 (the “Record Date”) are entitled to vote at the Annual Meeting. If you hold your shares in street name, you will need additional documentation from your bank or broker to vote in person at the Annual Meeting.

Q:	How do I vote?
A:
You may vote by completing, signing, and dating a proxy card, and returning it in the postage-paid envelope provided.  For voting by telephone or over the internet, please see the instructions on the proxy card.  If you return your signed proxy card but do not indicate your voting preference, your card will be voted in favor of the election of all directors and in favor of the non-binding resolution on executive compensation. You have the right to revoke your proxy any time before the Annual Meeting, and shareholders who attend the meeting may withdraw their proxies and vote in person if they wish.

Q:	Who will count the votes?
A:	Broadridge Financial Solutions, an investor communications service, will tabulate the votes.

Q:	What should I do if I receive more than one proxy card?
A:
If you receive more than one proxy card, it indicates that you own shares in more than one account, or your shares are registered in various names. You should vote all proxy cards you receive by completing, signing, dating, and returning each proxy card in the postage-paid envelope provided.

Q:	What constitutes a quorum at the Annual Meeting?
A:
On the Record Date, there were 7,425,869 shares of Cecil Bancorp Common Stock and 164,450 shares of Series B Preferred Stock issued and outstanding. Each share of Common Stock is entitled to one vote and each share of Series B Preferred Stock is entitled to ten votes voting with the Common Stock on all matters voted on at the Annual Meeting.  Under the Articles of Incorporation, if any person acquires beneficial ownership of more than 10% of any class of the Company’s equity securities without the prior approval of the Continuing Directors (as defined in the Articles), any shares beneficially owned by such person in excess of 10% of the outstanding voting stock will only be entitled to one-hundredth of a vote per share.  Accordingly, there are 8,138,702 votes entitled to be cast at the Annual Meeting.One-third of the outstanding shares, present or represented by proxy, will be a quorum for the Annual Meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. Abstentions and shares held for you by your broker or nominee (broker shares) that are voted on any matter are counted towards quorum. Broker shares that are not voted on any matter are not included in determining the number of votes cast.

Q:	Who may attend the Annual Meeting?
A:	All shareholders of record as of the Record Date may attend, although seating is limited. For directions to the Annual Meeting, please call (866) 570-1650 or visit our website at www.cecilbank.com.

Q:	What percentage of Cecil Bancorp stock did directors and executive officers own on the Record Date?
A:
Together, they beneficially owned approximately 13.46% of Cecil Bancorp's issued and outstanding Common Stock and 0.58% of the Series B Preferred Stock, which constituted 12.40% of the total votes entitled to be cast at the meeting.

Q.	What do I need to do if I hold shares in the Cecil Bancorp, Inc. Employee Stock Ownership Plan or Employees’ Savings and Profit Sharing Plan?
A.
If you are a participant in the Cecil Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”) or hold Common Stock through the Cecil Bancorp,  Inc. Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”), you will receive a voting instruction form from each plan that reflects all shares you may vote under these plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as participants vote allocated stock. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Common Stock credited to your account in the 401(k) Plan. The 401(k) Plan trustee will vote all shares for which it does not receive timely instructions from participants at the direction of Cecil’s Board of Directors or the Plan Committee of the Board. The deadline for returning your voting instruction form to the trustees of the ESOP and 401(k) Plan is April 10, 2013.

Q:	Who pays for this proxy solicitation and how will solicitation occur?
A:
Cecil Bancorp’s Board of Directors is soliciting this proxy, and Cecil Bancorp will pay the cost of the solicitation. In addition to the use of the mail, employees of Cecil Bancorp and its subsidiaries may solicit proxies personally or by telephone, fax, or electronic mail, without additional compensation. Banks, brokerage houses and other nominees and fiduciaries are requested to forward the proxy material to beneficial owners of Cecil Bancorp stock and to obtain authorization to execute proxies on behalf of the beneficial owners. Upon request, Cecil Bancorp will reimburse these parties for their reasonable expenses in forwarding proxy material to beneficial owners.

PROPOSAL I—ELECTION OF DIRECTORS

Your Board of Directors is currently composed of six members.  Each of the directors also serves as a director of our bank subsidiary, Cecil Bank. Directors of Cecil Bancorp are divided into three classes and are elected for terms of three years and until their successors are elected and qualified. At the Annual Meeting, two directors will be elected for terms expiring at the 2016 Annual Meeting.

The Board of Directors has nominated for re-election Matthew G. Bathon and Arthur S. Hock, each of whom is currently a director, each to serve for a term of three years, and until their successors are elected and qualified. Each nominee must be elected by a plurality of shares voted in this election. The individuals named as proxies on your proxy card will vote for the election of each nominee unless you withhold authorization.

Each nominee has agreed to serve his term, if elected. If any nominee is unable to stand for re-election at this Annual Meeting, the Board may reduce its size or nominate an alternate candidate, and the proxies will be voted for the alternate candidate.

Directors are elected by a plurality of the votes cast that is, the two nominees who receive the most votes win. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

Your Board recommends a vote FOR these directors.

The biographies of each of the nominees and continuing directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company beginning in 2013.

DIRECTOR NOMINEES

Term Expiring in 2013

Matthew G. Bathon	Director Since 1999

Mr. Bathon, age 51, is an attorney with the Berwyn, PA law firm of Toscani & Lindros, LLP where he is engaged in the full-time practice of law.  Mr. Bathon is a former owner of Bentley’s  Restaurant and Banquet Facilities, has served as an officer and director of Northern Chesapeake Hospice Foundation, and is a former member of B-E Realty, LLC, which owns and manages real estate interests in Cecil County.  He has also served as a member of the Cecil County Ethics Commission, a director of the Cecil

County chapter of the American Red Cross, the Cecil County FEMA Board, and as a Trustee of Mount Aviat Academy.  His legal background and participation in our local community for 29 years brings knowledge of the local economy and business opportunities for the Bank.

Arthur S. Hock	Director Since 2012

Mr. Hock, age 64, is a self-employed property manager and resides in Chestertown, Maryland.  A U.S. Navy Veteran, Mr. Hock specializes in business management, with experience in retail, wholesale, manufacturing, and excavation.  Mr. Hock has previously served on the Chestertown Historical Commission, the Kent County Sanitary District Commission, the Maryland Foster Care Review Board, the Kent and Queen Anne’s Hospital Board and Hospital Foundation Board, the Chestertown Planning Commission, the Chestertown Comprehensive Plan Commission, and the Chestertown Rotary Club.  Mr. Hock currently serves on the Maryland Transportation Authority Board, the Maryland Judicial Nominations Commission, and the Kent County Bay Bridge Watch Commission.  His career in business and public service and his participation in our local community for over 45 years bring knowledge of the local economy and business opportunities for the Bank.

DIRECTORS CONTINUING IN OFFICE

Term Expiring in 2014

Mark W. Saunders	Director Since 2005

Mr. Saunders, age 38 and Vice Chairman of the Board, is the General Manager and an Officer of Bay Ace Hardware, Inc. located in Elkton and Rising Sun, Maryland.  Mr. Saunders is a member of the Board of Appeals for Cecil County and the Trial Courts Judicial Nominating Committee for Commission District Two.  Mr. Saunders is a recent graduate of the Maryland Bankers Association, Maryland Bankers School.  His participation in our local community for 17 years brings knowledge of the local economy and business opportunities for the Bank.

Term Expiring in 2015

Mary B. Halsey	Director Since 1995

Ms. Halsey, age 51, became President and Chief Executive Officer of the Company and Cecil Bank in July 1995.  Ms. Halsey joined Cecil Bank in 1980 and has been employed in various capacities since that time, including the positions of Chief Operating Officer and Principal Financial and Accounting Officer, which she held from 1993 until becoming President and Chief Executive Officer in 1995.  Ms. Halsey is a director and officer of the Southeastern Conference of Community Bankers, Inc.  In March 2008, Ms. Halsey was appointed as a member of the Maryland Transportation Authority Board to serve a three year term.  She is currently serving her second term.  Ms. Halsey is also a member of the Board of the Boys and Girls Club of Cecil County.  Ms. Halsey is a past director of the Maryland Bankers Association, and formerly served as Chairman of the Consumer Education Council.  Ms. Halsey previously served as Trustee of Mt. Aviat Academy, and Secretary of the Northern Chesapeake Hospice Foundation.  She is a member of Church of the Good Shepherd Parish.  She has previously served as Vice President and Director of the North East Chamber of Commerce, as Director of the Union Hospital of Cecil County Health System, Inc., and Director of the YMCA of Cecil County, Maryland.  Her many years of service in many areas of operations at the Bank and duties as President and Chief Executive Officer of the Company and the Bank bring a special knowledge of the financial, economic and regulatory challenges the Company faces and makes her well-suited to educating the Board on these matters.

Thomas L. Vaughan, Sr.	Director Since 2003

Mr. Vaughan, age 63, is the past owner and President of Ship Watch Inn, Inc., a bed and breakfast located in Chesapeake City, Maryland.  Mr. Vaughan founded Canal Plumbing Company in 1977 and continues to operate it as a plumbing contracting company.  Mr. Vaughan is a member of Knight House Farms, LLC and Katem, LLC, real estate management companies.  Mr. Vaughan is a member of the Cecil County Plumbing Board.  Mr. Vaughan previously served on the Chesapeake City Board of Appeals and is a past member of the Chesapeake Historic Commission and a past Council member.  His participation in our local community for over four decades brings knowledge of the local economy and business opportunities for the Bank.

William H. Cole, IV	Director Since 2008

Mr. Cole, age 41 and Chairman of the Board, is Associate Vice President, Institutional Advancement at the University of Baltimore and Assistant Director of the University of Baltimore Foundation, and is a member of the Baltimore City Council.  Mr. Cole also serves on the Board of Directors of Visit Baltimore, Downtown Partnership of Baltimore, Midtown Community Benefits District, and the Flag House & Star Spangled Banner Museum.  Mr. Cole is a former member of the Maryland House of Delegates and former Special Assistant to Congressman Elijah E. Cummings.  Additionally, Mr. Cole is an honorary Board Member of Sports Legends & Babe Ruth Museum and Fort McHenry Business Association.  His participation in our local community for more than two decades brings knowledge of the local economy and business opportunities for the Bank.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that Directors Bathon, Cole, Hock and Vaughan would be considered independent under the meaning of the Listing Standards of The Nasdaq Stock Market (the “Listing Standards”) if Cecil Bancorp’s Common Stock were listed there.  In determining independence of directors, the Board of Directors considered the deposit and loan relationships that directors have with Cecil Bank as well as certain business relationships.

Board Leadership Structure and Role in Risk Oversight

Under the Board of Directors’ current leadership structure, the offices of Chairman of the Board and Chief Executive Officer are held by separate individuals.  William H. Cole, IV serves as Chairman of the Board of Directors and Mary B. Halsey serves as Chief Executive Officer.  The Board of Directors has also appointed Matthew G. Bathon to serve as lead independent director with authority to call meetings of independent directors.

The Board of Directors has general oversight authority with respect to the Company’s risk management function with authority delegated to various board committees to review risk management policies and practices in specific areas of the Company’s business.  The Audit Committee is primarily responsible for overseeing the Company’s risk management.  The Audit Committee works closely with officers involved in the risk management function including the internal audit staff who report directly to the Audit Committee.

Board Meetings and Committees

Cecil Bancorp’s Board conducts its business through meetings of the Board and of its Committees. The Board meets quarterly and may have additional special meetings. The Board met seven times during 2012.  During 2012, no director attended fewer than 75% of the meetings of the Board and the Committees on which he or she served.

Audit Committee. The Audit Committee of the Board oversees and reports to the Board of Directors regarding accounting and financial reporting processes, the audits of the financial statements, the qualifications and independence of Registered Public Accounting Firms (“independent auditors”) engaged to provide independent audits and related services, and the performance of the internal audit function and independent auditors; and performs the other duties of the Committee specified by federal securities laws and regulations, the Federal Deposit Insurance Act and related regulations (the “FDIA”), and its charter. The Committee, in its capacity as a Committee of the Board, is responsible for the appointment, compensation, retention, evaluation, termination, and oversight of the work of any independent auditor employed by Cecil Bancorp for the purpose of preparing or issuing an audit report or related work. The independent auditors report to the Committee. The Committee is responsible for the resolution of any disagreements between management of Cecil Bancorp and the independent auditors regarding financial reporting. All members of the Committee are “independent” as defined in regulations of the Securities and Exchange Commission (“SEC”), the FDIA, and the Listing Standards. The Company does not currently have an “Audit Committee financial expert,” as defined under the rules of the SEC, serving on its Audit Committee. The Company believes that all the members of the Audit Committee are qualified to serve on the Committee and have the experience and knowledge to perform the duties required of the Committee. The Company does not have any independent directors who would qualify as an Audit Committee financial expert, as defined. The Company believes that it has been, and may continue to be, impractical to recruit such a director unless and until the Company is significantly larger. The Committee has adopted a written charter, which has been approved by the Board of Directors and was included as an appendix to the 2012 Proxy Statement.  A copy of the Audit Committee Charter is not posted on our website.  The Committee met four times in 2012. Current members are Mr. Bathon, Chairman, Mr. Hock, and Mr. Vaughan.

Compensation Committee. The Compensation Committee reviews Cecil Bancorp’s compensation policies and employee benefit plans and programs, and recommends compensation for executive officers and directors, subject to Board approval. Cecil Bancorp recognizes that the ability to retain and recruit executive officers is critical to the achievement of its annual and long range goals. It seeks to maintain that ability by establishing market-competitive total compensation for its executive officers that rewards achievement of those goals. Under the compensation policies of Cecil Bancorp, compensation is paid based both on the executive officer’s knowledge, skills, and performance and company performance. Cecil Bancorp intends that total compensation and its components be market competitive and consistent with company performance goals. The Compensation Committee assesses the competitiveness of the total compensation and its components and the appropriateness of the mix of compensation components based upon an annual review that generally considers peer comparisons and other information.  As a result of Cecil Bancorp’s participation in the TARP Capital Purchase Program of the U.S. Treasury Department, the Compensation Committee must review incentive compensation plans to determine if they encourage undue or unnecessary risk.  The Compensation Committee has adopted a written charter which has been approved by the Board of Directors and was included as an appendix to the Proxy Statement for the 2011 Annual Meeting of Shareholders.  A copy of the Compensation Committee charter is not posted on our website.  The Compensation Committee met three times during 2012.  Current members of the Committee are Directors Vaughan, Chairman, Bathon, Cole and Hock.  All members of this Committee are non-employee directors and are independent directors within the meaning of the Listing Standards.

The Incentive Compensation Plan Committee selects key employees who will be eligible to receive annual cash awards under the Cecil Bancorp Incentive Compensation Plan. The Incentive Compensation Plan Committee did not meet during 2012.  Current members of the Committee are Directors Vaughan, Bathon, Cole, and Hock.

Nominating Committee.  The Board of Directors has appointed a Nominating and Corporate Governance Committee consisting of Directors Cole, Chairman, Bathon, Hock, and Vaughan, each of whom is independent under the Listing Standards to recommend nominees for director.  The Nominating and Corporate Governance Committee met once to recommend nominees for election at this year’s annual meeting. In its determination of whether or not to recommend a director for nomination, the Nominating and Corporate Governance Committee considers whether or not such director meets the minimum criteria for board membership based upon the director’s honesty, integrity, reputation in his or her community, existence of any actual or potential conflicts of interest, and past service as a director, and may consider additional factors it deems appropriate.  The Committee may consider diversity in market knowledge, background, experience, qualifications, and other factors as part of its evaluation of each candidate. The Nominating and Corporate Governance Committee also is responsible for considering persons recommended for nomination as directors by shareholders, other directors, and officers. As a matter of policy, no shareholder nomination or recommendation will be considered unless the committee determines, in its good faith discretion, that (i) the manner and substance of the recommendation or nomination and the related information and materials provided in connection with the recommendation or nomination comply with the procedural and substantive requirements of Cecil Bank’s Articles of Incorporation, relevant Bylaws, and state and federal law, and (ii) if elected, the person recommended or nominated may lawfully serve on the board. Shareholders may submit recommendations for director candidates for consideration by the Committee to the Secretary by first class mail.  Please also see “Shareholder Proposals and Communications” on page 20 of this Proxy Statement.  The Nominating and Corporate Governance Committee has adopted a written charter which has been approved by the Board of Directors and was included as an appendix to the proxy statement for the 2011 Annual Meeting of Shareholders.  A copy of the Nominating and Corporate Governance Committee charter is not posted on our website.

Code of Ethics

The Board of Directors of Cecil Bancorp has adopted a code of ethics that applies to all directors, officers, and employees of Cecil Bancorp and its consolidated subsidiaries. This code is available to any person upon request without charge by writing to the Secretary, Cecil Bancorp, Inc., P.O. Box 568, 127 North Street, Elkton, Maryland  21922-5547.

VOTING SECURITIES OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

The shares of Cecil Bancorp’s Common Stock and Series B Preferred Stock that were beneficially owned on the Record Date by persons who were directors and executive officers as of the Record Date, are shown below.

	Common Stock			Series B Preferred Stock
	Amount and			Amount and		Percent of
	Nature of			Nature of		Total
	Beneficial		Percent	Beneficial	Percent	Voting
Name	Ownership (1)		of Class (2)	Ownership (1)	of Class (2)	Power (3)
Matthew G. Bathon	149,998	(4)(5)	2.02%	--	--	1.84%
William H. Cole, IV	2,742	(4)	0.04%	--	--	0.03%
Mary B. Halsey	460,437	(6)	6.20%	400	0.24%	5.71%
Arthur S. Hock	3,500		0.05%	200	0.12%	0.07%
Mark W. Saunders	145,737		1.96%	200	0.12%	1.82%
Thomas L. Vaughan, Sr.	114,568	(4)	1.54%	--	--	1.41%
Brian J. Hale	59,634	(6)	0.80%	100	0.06%	0.75%
Sandra D. Feltman	57,637	(6)	0.78%	50	0.03%	0.71%
Thomas J. Ahearn	--		--	--	--	--
R. Lee Whitehead	5,509	(6)	0.07%	--	--	0.07%
All Directors and Executive
Officers as a Group (10 persons)	999,762	(6)	13.46%	950	0.58%	12.40%
_________________
(1)
Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power over and shares that the person has a right to acquire within 60 days from the Record Date.  Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. A decision to disclaim beneficial ownership is made by the individual, not Cecil Bancorp.

(2)
In calculating the percentage ownership of each named individual and the group, the number of shares outstanding includes any shares that the person or the group has the right to acquire within 60 days of the Record Date.

(3)
Percent of total voting power with respect to all shares of our Common Stock and Series B Preferred Stock, voting together as a single class.  Each holder of Common Stock is entitled to one vote per share of Common Stock and each holder of Series B Preferred Stock is entitled to 10 votes per share on all matters submitted to stockholders for a vote.  The Common Stock and Series B Preferred Stock vote together as a single class on all matters submitted to stockholders for a vote.  Each share of Series B Preferred Stock is convertible at the option of the holder into 10 shares of the Common Stock.  Under Cecil Bancorp’s Articles of Incorporation, any shares beneficially owned by any person in excess of 10% of the outstanding voting stock are only entitled to one one-hundredth of a vote per share unless the acquisition of such beneficial ownership was approved in advance by the Continuing Directors.

(4)	Excludes 213,756 shares held by the ESOP for which directors Bathon, Cole, and Vaughan serve as trustees and Plan Committee Members.
(5)	Includes 24,800 shares owned by a trust as to which Mr. Bathon is a trustee with voting power only.
(6)
Includes 125,767 shares allocated to executive officers under the ESOP as of the Record Date. Includes 111,390 shares held in the 401(k) Plan by Mary B. Halsey and 13,929 shares held in the 401(k) Plan by Brian J. Hale.

DIRECTOR AND EXECUTIVE COMPENSATION

Directors’ Fees. During 2012, Directors received $1,000 for each regular meeting of the Board attended and $150 for each Committee meeting attended.  Between November 2011 and May 2012, directors of the Company voluntarily temporarily suspended their fees.  The Vice Chairman is a full time employee of the Bank and earns a base salary of $64,350, and the Audit Committee Chairman receives $775 for each Audit Committee meeting attended.

Director Compensation

	Fees Earned		Non-Equity
	or Paid in	Stock	Incentive Plan	All Other
Name	Cash	Awards(1)	Compensation	Compensation(2)	Total

Matthew G. Bathon	$15,600	$-	$-	$14,438	$30,038
William H. Cole, IV	18,050	-	-	-	18,050
Arthur S. Hock	14,050	-	-	-	14,050
Mark W. Saunders	64,350	-	-	1,308	65,658
Charles F. Sposato(3)	1,000	-	-	-	1,000
Thomas L. Vaughan, Sr.	15,850	-	-	-	15,850
_______________
(1)
There were no stock awards granted during 2012.  However, 20% of the shares granted in 2009 vested in November 2012, on the anniversary of the grant date.  At December 31, 2012, Messrs. Bathon, Cole, Saunders and Vaughan had 884, 188, 3,520 and 228 unvested shares of restricted stock, respectively, after adjustment for the two-for-one stock split effected through a 100% stock dividend declared in May 2011.

(2)	Consists of consulting fees paid to Mr. Bathon in connection with the Company’s capital-raising and a contribution to Mr. Saunders’ account in the 401(k) Plan.
(3)	Mr. Sposato resigned from the Board of Directors on August 15, 2012.

2009 Equity Incentive Plan.  Pursuant to the 2009 Equity Incentive Plan, the Board of Directors or the Compensation Committee may grant stock options for up to 553,402 shares of Common Stock and restricted stock awards for up to 184,468 shares of Common Stock to directors, officers and employees of Cecil Bancorp and Cecil Bank (after adjusting for the two-for-one stock split effected through a 100% stock dividend declared in May 2011).  Stock options give the recipient the right to purchase a specified number of shares of Common Stock for up to ten years at an exercise price that is not less than the fair market value of the Common Stock on the date of grant.  Restricted stock awards consist of a grant of a certain number of shares of the Common Stock, subject to the lapse of certain restrictions (such as continued service for a specified period) after which the shares become vested and non-forfeitable.  During the 2012 fiscal year, the Board of Directors elected not to grant any stock options or restricted stock awards under the plan.

Incentive Compensation Plan. Cecil Bancorp maintains an incentive compensation plan for all non-employee directors of Cecil Bancorp and Cecil Bank and for key employees selected by the Incentive Compensation Plan Committee of the Board. Benefits are paid as annual awards based upon the results of a formula. In general, each participant receives an annual award equal to a percentage of his or her base annual compensation times a “multiplier” based upon return on assets, asset quality, and results of regulatory examinations. The Incentive Compensation Committee may adjust awards for unusual financial events or to the extent that payments to Cecil Bank employees would cause Cecil Bank to be less than “well-capitalized” for regulatory purposes. Awards are payable from general assets. The plan has an indefinite term, and may be terminated or amended at any time and for any reason; except with respect to benefits payable for a completed year. The Incentive Compensation Committee also may in its discretion determine, by resolution adopted before the first day of any calendar year, to reduce the amounts payable to employees in the form of awards. The plan is unfunded.  All awards are to be paid from Cecil Bancorp’s general assets.  For the fiscal year ended December 31, 2012, the Compensation Committee elected not to award any incentive compensation under the plan.

Executive Compensation. The following table summarizes compensation earned by or awarded during the last two fiscal years to Cecil’s Chief Executive Officer and Chief Operating Officer. No other executive officer received total compensation in excess of $100,000 during the last fiscal year.

Summary Compensation Table

					Non-Equity
Name and Principal				Stock	Incentive Plan	All Other
Position	Year	Salary	Bonus	Awards	Compensation	Compensation		Total

Mary B. Halsey	2012	$240,000	$--	$--	$--	$4,800	(1)	$244,800
President and Chief	2011	240,000	--	--	--	4,800	(1)	244,800
Executive Officer

Brian J. Hale	2012	$106,250	$--	$--	$--	$2,245	(1)	$108,495
Chief Operating Officer	2011	106,250	--	--	--	2,245	(1)	108,495
and Executive Vice
President

(1)	401(k) contribution.

The following table sets forth information on an award-by-award basis with respect to outstanding equity awards to the named executive officers at fiscal year end, as well as the value of such awards held by such persons at the end of the fiscal year.  No options or stock appreciation rights (“SARs”) were held by or granted to Ms. Halsey or Mr. Hale as of or for the year ended December 31, 2012.  No options or SARs repriced during Cecil Bancorp’s last ten full years.

Outstanding Equity Awards at December 31, 2012

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (2)

Mary B. Halsey	42,074	(1)	$23,561
Brian J. Hale	--		$--
________________
(1)
Awards were granted on November 17, 2009 and vest annually at the rate of 33-1/3%.  Ms. Halsey’s restricted stock may not fully vest during any period during which the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) is outstanding.  One-fourth of the grant may vest when 25% of the Series A Preferred Stock is repaid, 50% of the grant may vest when 50% of the Series A Preferred Stock is repaid, 75% of the grant may vest when 75% of the Series A Preferred is repaid, and the remainder may vest when the remainder is repaid.  Award amounts have been adjusted for the two-for-one stock split effected through a 100% stock dividend declared in May 2011.

(2)	Based on the closing price of $0.56 per share of the Common Stock as reported on the OTC Bulletin Board on December 31, 2012.

Emergency Economic Stabilization Act Limitations. In connection with Cecil Bancorp’s sale of $11.56 million in Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”), to the U.S. Department of Treasury under its TARP Capital Purchase Program, our Chief Executive Officer, Chief Financial Officer and our two other most highly compensated senior executive officers (the “SEOs”) agreed to modifications to their existing compensation arrangements in order to comply with Section 111 (“Section 111”) of the Emergency Economic Stabilization Act of 2008 (“EESA”), which was amended in its entirety with the enactment of the American Recovery and Reinvestment Act of 2009 (“ARRA”) on February 17, 2009.

The Section 111 modifications on executive compensation matters agreed to by the Company and the SEOs include (i) ensuring that incentive compensation for the SEOs do not encourage unnecessary and excessive risks that threaten our value; (ii) requiring a “clawback” of any bonus or incentive compensation paid to an SEO based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate; (iii) agreeing that the Company would not deduct for tax purposes executive compensation in excess of $500,000 in a tax year for each SEO, and (iv) agreeing that no golden parachute payments may be made to the SEOs during the period that the U.S. Treasury holds its equity investment in the Company (other than any warrants previously issued). For purposes of Section 111, golden parachute payments include any payment upon the departure of an SEO or a change in control of the Company other than payments for services performed or benefits accrued or payments on death or disability or under a tax-qualified retirement plan. In addition for companies, like the Company, receiving an investment of less than $25 million from the U.S. Treasury, no bonus, retention or incentive compensation may be paid to the most highly compensated employee, except for such compensation in the form of long-term restricted stock that (i) does not fully vest during the period that the U.S. Treasury holds its equity investment in the Company, (ii) has a value not greater than one-third of the total amount of annual compensation of the employee receiving the stock, and (iii) is subject to other terms and conditions as the Treasury Secretary may determine are in the public interest.

Retirement, Severance and Change-in-Control Arrangements

Cecil Bancorp and Cecil Bank have various arrangements with Ms. Halsey and Mr. Hale pursuant to which they may become eligible for retirement benefits or payments in connection with a termination of their employment or a change in control of Cecil Bancorp.

Supplemental Retirement Agreements. The Bank has entered into supplemental retirement agreements with some of its executive officers, including Ms. Halsey and Mr. Hale. Under the agreements, the Bank is obligated to provide annual benefits for the officers or their beneficiaries, after the officer’s death, disability, or retirement. The estimated present value of future benefits to be paid is being accrued over the period from the effective date of the agreements until the full eligibility dates of the participants. The total expense incurred for this plan for the years ended December 31, 2012 and 2011 was $485,000 and $-408,000, respectively. The Bank is the beneficiary of life insurance policies, with an aggregate cash surrender value of $8,465,000 and $8,284,000 at December 31, 2012 and 2011, respectively, which were purchased as a method of partially financing the benefits under this plan. The present value of the accumulated benefits under these agreements at December 31, 2012 was $1,774,000 for Ms. Halsey and $149,000 for Mr. Hale. The change in present value of accumulated benefits for 2012 was $266,000 for Ms. Halsey and $18,000 for Mr. Hale.

2009 Equity Incentive Plan.  Under the 2009 Equity Incentive Plan, all plan share awards become vested and non-forfeitable upon a termination of employment in connection with the death or disability or upon a change in control of the Company subject to the limitations of severance payments under Section 111 of EESA.  At December 31, 2012, Ms. Halsey had 42,074 shares (adjusted for the two-for-one stock split effected through a 100% stock dividend declared in May 2011) of unvested restricted stock awards, which had an aggregate value of $23,561, based on the last closing price of the Common Stock on that date and which would vest immediately upon their termination of employment in connection with their death or disability or a change in control.  In accordance with Section 111 of EESA, however, the Company may not accelerate the vesting of the awards to the SEOs in connection with a change in control while the Series A Preferred Stock is outstanding.

401(k) Plan. Cecil Bank sponsors a defined contribution 401(k) Plan pursuant to which eligible employees may contribute up to 100% of their salaries subject to Internal Revenue Code contribution limits. The 401(k) Plan is open to all employees over the age of 21 with more than one year of service. The Bank matches employee contributions up to 2% of salary. Employees may invest their 401(k) Plan account balances in various mutual funds or in the Common Stock of the Company. Employees are immediately vested in their plan contributions and in matching contributions made by the Bank. Participating employees may begin receiving distributions from their 401(k) Plan account on their retirement at age 59½ and must begin receiving distributions at age 70.

Employee Stock Ownership Plan. Cecil Bancorp maintains an employee stock ownership plan for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service and have attained the age of 21.  The ESOP is funded by contributions made by the Company in cash or Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. All participants must be employed at least 1,000 hours in a plan year, or have terminated employment following death, disability or retirement, in order to receive an allocation. Participant benefits become fully vested in plan allocations following six years of service. Employment before the adoption of the employee stock ownership plan is credited for the purposes of vesting. At December 31, 2012, Ms. Halsey and Mr. Hale had 65,228 and 31,208 shares and cash with an aggregate value of $36,528 and $17,476, respectively, credited to their respective accounts in the ESOP and are each fully vested.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents disclosure regarding equity compensation plans in existence at December 31, 2012, consisting only of the 2009 Equity Incentive Plan which was approved by shareholders.  All share amounts have been adjusted for the two-for-one stock split effected through a 100% stock dividend declared in May 2011.

Number of securities
		Weighted average	remaining available for
	Number of securities to be	exercise	future issuance under
	issued upon exercise of	price of outstanding	equity compensation plans
	outstanding options,	options, warrants and	excluding securities
	warrants and rights	rights	reflected in column (a)
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders
Stock options	--	$--	553,402
Restricted stock	108,506	--	66,960
Equity compensation plans not approved by security holders	--	--	--
Total	108,506	$--	620,362

The above table does not include shares acquired by the Employee Stock Ownership Plan.

PROPOSAL II — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, requires the Company to permit an annual non-binding shareholder vote on the compensation of the Company’s Named Executive Officers, as described in its proxy statement during the period in which any obligation arising from the Company’s participation in the TARP Capital Purchase Program remains outstanding.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the shareholders approve the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and any related material in this proxy statement.”

As provided in the Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board nor to create or imply any additional fiduciary duty by the Board.  The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.  At the 2012 Annual Meeting of Shareholders, the advisory vote on the Company’s executive compensation policies and practices as disclosed in the proxy materials was approved by more than 96% of the shares voting on the matter.

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting.  On this matter, abstentions will have no effect on the voting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

CERTAIN TRANSACTIONS

Cecil Bancorp has and expects to have in the future, banking transactions with certain officers and directors of Cecil Bancorp and Cecil Bank and greater than 5% shareholders of Cecil Bancorp and their immediate families and associates. These transactions are in the ordinary course of business, and loans have been and will be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, these loans did not involve more than normal risk of collectibility or present other unfavorable features.  During 2010, Cecil Bank placed a $2.66 million loan to a limited liability company on non-accrual after the borrower was unable to make payments.  The loan is guaranteed by, among others, Mr. Sposato and by a limited liability company in which Mr. Sposato has an ownership interest.  The property securing the loan has recently been reappraised at less than the loan amount and Mr. Sposato has pledged additional security to cover a significant portion of the collateral shortfall.  Cecil Bank initiated foreclosure proceedings in 2010 and moved the loan to other real estate owned in 2011.  Cecil Bank has obtained consent judgments against each of the guarantors in the amount of $3.0 million.  During fiscal year 2011, Cecil Bank foreclosed on a single family residence securing a mortgage loan to the daughter of Director Vaughan.  The outstanding balance on the loan at the date of foreclosure was $397,065.  The property was sold in June 2012 for net proceeds of $296,904.

OWNERS OF MORE THAN 5% OF CECIL BANCORP’S VOTING SECURITIES

The following table shows the Common Stock and Series B Preferred Stock beneficially owned by persons known to Cecil Bancorp to be the beneficial owner of more than 5% of any class of Cecil Bancorp’s voting securities as of the Record Date. Since the Series B Preferred Stock does not have separate voting rights from the Common Stock, the Series B Preferred Stock is not considered a separate class of voting securities.  In addition, the U.S. Department of the Treasury holds a warrant to purchase 523,076 shares of the Common Stock at $3.313 per share (adjusted for the two-for-one stock split effected through a 100% stock dividend declared in May 2011). If exercised, such shares would represent 7.04% of shares of Common Stock then outstanding.

	Common Stock		Series B Preferred Stock
Name and Address	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)	Percent of Total Voting Power (3)

Charles F. Sposato	883,303	11.89%	--	--	10.85%
P.O. Box 1258
Tavernier, FL 33070

Mary B. Halsey	460,437	6.20%	400	0.24%	5.71%
207 Smith Road
Rising Sun, MD 21911

First Mariner Bank	1,848,115	24.90%	--	--	11.26%
1501 South Clinton Street
16th Floor
Baltimore, MD 21224

Philip E. Klein 2009	--	--	46,512	28.28%	5.71%
Non-Exempt Family Trust
c/o Klein Enterprises
11299 Owings Mills Blvd, Suite 200
Owings Mills, MD 21117

Denise Fair	--	--	43,605	26.52%	5.36%
101 Tim Tam Court
Havre de Grace, MD 21078

__________
(1)
Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power over. Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. A decision to disclaim beneficial ownership or to include shares held by others is made by the shareholder, not by Cecil Bancorp.  Beneficial ownership has been adjusted for the two-for-one stock split effected through a 100% stock dividend declared in May 2011.

(2)	Calculated by Cecil Bancorp based upon shares reported as beneficially owned by the listed persons and shares of Cecil Bancorp Common Stock outstanding at as of the Record Date.
(3)
Percent of total voting power with respect to all shares of our Common Stock and Series B Preferred Stock, voting together as a single class.  Each holder of Common Stock is entitled to one vote per share of Common Stock and each holder of Series B Preferred Stock is entitled to 10 votes per share on all matters submitted to stockholders for a vote.  The Common Stock and Series B Preferred Stock vote together as a single class on all matters submitted to stockholders for a vote.  Each share of Series B Preferred Stock is convertible at the option of the holder into 10 shares of the Common Stock.  Under Cecil Bancorp’s Articles of Incorporation, any shares beneficially owned by any person in excess of 10% of the outstanding voting stock are only entitled to one one-hundredth of a vote per share unless the acquisition of such beneficial ownership was approved in advance by the Continuing Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on Cecil Bancorp’s review of the copies of initial statements of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Form 4 that it has received in the past year, annual statements of changes in beneficial ownership on Form 5 with respect to the last fiscal year, and written representations that no such annual statement of change in beneficial ownership was required, all directors, executive officers, and beneficial owners of more than 10% of its Common Stock, have timely filed those reports with respect to 2012, except for Mr. Ahearn, who was late in filing his initial statement of beneficial ownership.  Cecil Bancorp makes no representation regarding persons who have not identified themselves as being subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, or as to the appropriateness of disclaimers of beneficial ownership.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

A representative of Stegman & Company, Cecil Bancorp’s independent registered public accounting firm, is expected to be present at the Annual Meeting to respond to shareholders’ questions and will have the opportunity to make a statement.

Fees

The following table presents fees for professional audit services rendered by Stegman & Company for the audit of the annual consolidated financial statements of Cecil Bancorp, Inc. and subsidiaries for the year ended December 31, 2012 and 2011, and fees billed for other services rendered by Stegman & Company.
	2012	2011
Audit Fees (1)	$95,500	$82,500
Audit Related Fees (2) (3)	0	5,250
Tax Services (2) (4)	14,750	10,000
All Other Fees (2)	0	0
Total	$110,250	$97,750
_______________
(1)
Audit fees consist of fees and expenses for professional services rendered for the audit of Cecil Bancorp’s consolidated financial statements, for review of consolidated financial statements included in Cecil Bancorp’s quarterly reports on Form 10-Q, and for other services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. Amounts shown are for the audits for, and the review of Forms 10-Q filed within, the indicated years, regardless of when the fees and expenses were billed or the services were rendered.

(2)	Includes fees and expenses for services rendered for the years shown regardless of when the fees and expenses were billed.

(3)	Audit related fees for 2011 consist of the review of accounting for our investment in Elkton Senior Apartments LLC.
(4)	Tax services fees consist of fees for compliance tax services including tax planning and advice and preparation of tax returns.

PREAPPROVAL OF SERVICES

Under Securities and Exchange Commission regulations, the Audit Committee is required to preapprove all auditing services and permitted non-audit services provided by Cecil Bancorp’s independent registered public accounting firm. There is an exception for preapproval of non-audit services if the aggregate amount of all such non-audit services provided to Cecil Bancorp constitutes not more than 5 percent of the total amount of revenues paid by it to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by Cecil Bancorp at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approval has been delegated by the Committee. All audit services and permitted non-audit services to be performed by the Company’s independent registered public accounting firm have been preapproved by the Audit Committee as required by Securities and Exchange Commission regulations and the Audit Committee’s charter without exception.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews and reports to the Board of Directors regarding the performance of the internal audit function and independent registered public accounting firm, the integrity of the consolidated financial statements, management’s efforts to maintain a system of internal controls, and compliance with legal and regulatory requirements. The Committee (1) has reviewed and discussed the audited consolidated financial statements included in Cecil Bancorp’s 2012 Annual Report and Form 10-K with management; (2) has discussed with independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (3) has received the written disclosures and the letter from the independent registered public accounting firm required by applicable regulations of the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence. Based upon this review, discussion, disclosures, and materials described in (1) through (3), the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2012 Annual Report and Form 10-K. The Committee also has considered whether the amount and nature of non-audit services rendered by the independent accountant are consistent with its independence.

Matthew G. Bathon, Chairman Arthur S. Hock
Thomas L. Vaughan, Sr.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted as determined by a majority of the Board of Directors.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Any shareholder proposal to take action at the year 2014 Annual Meeting of Shareholders must be received at Cecil Bancorp’s executive offices at 127 North Street, Elkton, Maryland 21922-5547, addressed to the Chairman of the Board no later than November 9, 2013, in order to be eligible for inclusion in Cecil’s proxy materials for that meeting unless the date of the 2014 annual meeting is more than thirty days from April 17, 2014, in which case the new deadline (which may be earlier) is a reasonable time before the Company begins to print and mail proxy materials. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Under Cecil Bancorp’s Articles of Incorporation, a shareholder proposal or nomination for director may be eligible for consideration at an annual or special meeting if written notice is delivered or mailed to the Secretary not less than thirty days nor more than sixty days before the meeting, provided that, if less than forty days notice of the meeting has been given, such written notice may be delivered or mailed by the close of the tenth day after the date notice of the meeting was mailed. Such notices also must include information required by and comply with procedures established by the Articles of Incorporation.

Cecil Bancorp’s shareholders may communicate with the Board of Directors or any individual director by addressing correspondence to the board or such director in care of the Secretary at Cecil Bancorp’s main office by mail, courier, or facsimile.

The Board of Directors believes it is important for all directors to attend the annual meeting of shareholders in order to show their support for Cecil Bank and to provide an opportunity for shareholders to express any concerns to them. As a matter of policy, all directors are required to attend each annual meeting of shareholders unless they are unable to attend by reason of personal or family illness or pressing matters.  All directors attended the 2012 annual meeting.

ANNUAL REPORT ON FORM 10-K

A copy of Cecil Bancorp’s 2012 Annual Report which contains its Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders as of the Record Date upon written request to: the Secretary, Cecil Bancorp, Inc., P.O. Box 568, 127 North Street, Elkton, Maryland 21922-5547. Alternatively, shareholders can access our 2012 Annual Report at http://www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sandra D. Feltman

Sandra D. Feltman
Secretary
Elkton, Maryland
March 8, 2013

CECIL BANCORP, INC.
127 NORTH STREET
ELKTON, MD 21922-0568

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M54703-P33780 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CECIL BANCORP, INC.

The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" proposal 2.

	For All	Withhold All	For All Except
1. The election as directors of all nominees listed below (except as marked to the contrary to the right): 01) Matthew G. Bathon 02) Arthur S. Hock	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholders decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The above shareholder acknowledges receipt of or notice and access to the Notice of the Annual Meeting, a Proxy Statement dated March 8, 2013 therefor and the Annual Report on Form 10-K for the 2012 fiscal year prior to the execution of this proxy.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

TO:           Participants in the Cecil Bancorp, Inc. Employee Stock Ownership Plan

Date:        March 8, 2013

As described in the enclosed materials, your voting instructions are being requested as a participant under the Cecil Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”) in connection with an upcoming Annual Meeting of Shareholders of Cecil Bancorp, Inc. (“Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of two directors; and
2.	Approval of a non-binding advisory resolution on executive compensation.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company Common stock allocated to your account under the ESOP will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report for the fiscal year ended December 31, 2012 and an ESOP Voting Instruction Form, which will permit you to vote the shares allocated to your ESOP account.  After you have reviewed these materials, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing the enclosed ESOP Voting Instruction Form and returning it to the ESOP Trustee in the enclosed envelope.  The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of Company.  If your voting instructions for the ESOP are not received in a timely manner, the shares allocated to your account will be voted by the ESOP Trustees in the proportion as those shares of Company stock for which instructions are timely received from all other ESOP participants.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the ESOP.  You will receive other voting material for those shares owned by you individually and not under the ESOP.

Sincerely,

/s/ Mary B. Halsey

Mary B. Halsey
President and Chief Executive Officer

ESOP VOTING INSTRUCTION FORM CECIL BANCORP, INC.
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS
April 17, 2013

The undersigned hereby instructs the Trustees of the Cecil Bancorp, Inc. Employee Stock Ownership Plan and Trust (“ESOP”) to vote, as designated below, all the shares of Common Stock of Cecil Bancorp, Inc. (“Company”) allocated to the undersigned pursuant to the ESOP as of March 1, 2013, at the Annual Meeting of Shareholders to be held at the offices of Venable LLP, 750 East Pratt Street, Suite 900, Baltimore, Maryland on Wednesday, April 17, 2013 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, as follows:

      WITH-FOR
 FOR    HOLDEXCEPT

1.      The election as director            ☐                 ☐    ☐
of the nominees listed
(except as marked to the
contrary below):

Matthew G. Bathon
Arthur S. Hock

INSTRUCTION:  To withhold authority to vote for a listed nominee(s), mark "FOR EXCEPT" and write the nominee's name in the space provided below.

           FOR    AGAINST  ABSTAIN

2.The approval of a    ☐   ☐    ☐
non-binding advisory
resolution on executive
compensation.

If you return this ESOP Voting Instruction Form properly signed, but you do not otherwise specify, or  if you do not return this Voting Instruction Form, your shares allocated to your ESOP account will be voted by the Trustee, subject to its fiduciary duties, in the same proportion as those shares of Company stock for which instructions are timely received from all other ESOP participants.

The Company’s Board of Directors recommends a vote “FOR” the above listed nominees and proposal.

Dated:________________, 2013                                                                                                           ______________________
Signature
Print Name: _____________________

PLEASE ACT PROMPTLY
SIGN, DATE AND RETURN THIS ESOP VOTING INSTRUCTION FORM TODAY
IN THE ENCLOSED FORM ADDRESSED TO THE ESOP TRUSTEE.

TO:           Participants in the Cecil Bank Employees’ Savings and Profit Sharing Plan (“401(k) Plan”)

Date:        March 8, 2013

As described in the enclosed materials, your voting instructions are being requested as a participant under the Cecil Bank Employees’ Savings and Profit Sharing Plan (“401(k) Plan”) in connection with an upcoming Annual Meeting of Shareholders of Cecil Bancorp, Inc. (“Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of two directors of Cecil Bancorp, Inc.; and
2.	Approval of a non-binding advisory resolution on executive compensation.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company Common stock allocated to your account under the 401(k) Plan will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report for the fiscal year ended December 31, 2012 and a 401(k) Plan Voting Instruction Form, which will permit you to vote the shares allocated to your 401(k) Plan account.  After you have reviewed these materials, we urge you to vote your shares held pursuant to the 401(k) Plan by marking, dating, signing the enclosed 401(k) Plan Voting Instruction Form and returning it to the 401(k) Plan Trustee in the enclosed envelope.  The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of Company.  If your voting instructions for the 401(k) Plan are not received in a timely manner, the shares allocated to your account will be voted by the 401(k) Plan Trustees at the direction of the Bank’s Board of Directors, serving as the 401(k) Plan Administrator.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the 401(k) Plan.  You will receive other voting material for those shares owned by you individually and not under the 401(k) Plan.

Sincerely,

/s/ Mary B. Halsey

Mary B. Halsey
President and Chief Executive Officer

401(k) PLAN VOTING INSTRUCTION FORM CECIL BANCORP, INC.
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS
April 17, 2013

The undersigned hereby instructs the Trustees of the Cecil Bank Employees’ Savings and Profit Sharing Plan and Trust (“401(k) Plan”) to vote, as designated below, all the shares of Common Stock of Cecil Bancorp, Inc. (“Company”) allocated to the undersigned pursuant to the 401(k) Plan as of March 1, 2013, at the Annual Meeting of Shareholders to be held at the offices of Venable LLP, 750 East Pratt Street, Suite 900, Baltimore, Maryland on Wednesday, April 17, 2013 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, as follows:

WITH-FOR
FOR    HOLDEXCEPT

1.      The election as director          ☐              ☐    ☐
of the nominees listed
(except as marked to the
contrary below):

Matthew G. Bathon
Arthur S. Hock

INSTRUCTION:  To withhold authority to vote for a listed nominee(s), mark "FOR EXCEPT" and write the nominee's name in the space provided below.

           FOR  AGAINST   ABSTAIN

2.Approval of a non-          ☐   ☐      ☐
binding advisory
resolution on executive
compensation.

If you return this 401(k) Plan Voting Instruction Form,  properly signed, but you do not otherwise specify, or if you do not return this Voting Instruction Form, your shares allocated to your 401(k) Plan account will be voted by the Trustees at the direction of the Bank’s Board of Directors serving as the 401(k) Plan Administrator.

The Company’s Board of Directors recommends a vote “FOR” the above listed nominees and proposal. It is anticipated that the Bank’s Board of Directors, serving as the 401(k) Plan Administrator, will (subject to its fiduciary duty) instruct the 401(k) Plan Trustee to vote all shares for which no timely voting direction is received “FOR” the above listed nominees and proposals.

Date:
Signature
Print Name:

PLEASE ACT PROMPTLY
SIGN, DATE AND RETURN THIS 401(k) PLAN VOTING INSTRUCTION FORM TODAY
IN THE ENCLOSED FORM ADDRESSED TO THE 401(k) PLAN TRUSTEE.